COMMITMENTS, CONTINGENCIES AND OTHER MATTERS	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND OTHER MATTERS
[1]	Operating leases: The Company leases office and R&D/production facilities in New Jersey under a, non-cancellable operating lease through December 31, 2019. In December 2019, the Company extended the lease for the New Jersey facility through December 31, 2022. The Company also leases office support equipment through July 2022 and December 2025. At December 31, 2019, the future minimum rental payments under these operating leases are as follows:

2020	$37,000
2022	37,000
2022	36,000
2023	1,000
2024	1,000
Thereafter	1,000
$113,000

Rent Expense was $46,000 and $43,000 in Fiscal 2019 and Fiscal 2018, respectively.

[2]	Employment agreements: The Company has an employment agreement in place with its Chief Executive Officer/Principal Financial Officer, Melissa Waterhouse. The employment agreement with Ms. Waterhouse provides for a $160,000 annual salary (although the salary of Ms. Waterhouse is still deferred by 10% through the date of this report; resulting in deferred compensation due to Waterhouse in the amount of $99,000 through December 31, 2019). It automatically renews unless either party gives advance notice of 60 days. The employment agreement contains severance provisions; in the event the Company terminates Ms. Waterhouse’s employment for any reason other than cause (which is defined under the employment agreement), Ms. Waterhouse would receive severance pay equal to 12 months of her base salary at the time of termination, with continuation of all medical benefits during the twelve-month period at the Company’s expense. In addition, Ms. Waterhouse may tender her resignation and elect to exercise the severance provision if she is required to relocate more than 50 miles from the Company’s New York facility as a continued condition of employment, if there is a substantial change in the responsibilities normally assumed by her position, or if she is asked to commit or conceal an illegal act by an officer or member of the board of directors of the Company. In the case of a change in control of the Company, Ms. Waterhouse would be entitled to severance pay equal to two times her base salary under certain circumstances.

[3]          Legal:

ABMC v. Todd Bailey

On August 5, 2019, we settled litigation with Todd Bailey; a former Vice President, Sales & Marketing and sales consultant of the Company until December 23, 2016; hereinafter referred to as “Bailey”). The litigation was filed by the Company in the Northern District of New York in February 2017. Our complaint sought damages related to profits and revenues that resulted from actions taken by Bailey related to our customers. The settlement also addressed a counter-claim filed by Bailey in October 2017 (filed originally in Minnesota but, transferred to the Norther District of New York in January 2019). Bailey was seeking deferred commissions in the amount of $164,000 that he alleged were owed to him by the Company. These amounts were originally deferred under a deferred compensation program initiated in 2013; a program in which Bailey was one of the participants. We believed the amount sought was not due to Bailey given the actions indicated in our litigation.

Under the settlement, both parties elected to resolve the litigation and settle any and all claims made within the litigation. Neither party admitted to any of the allegations contained within the ABMC v. Baily litigation (including any allegations made by Bailey in his counterclaim). Both parties also agreed to dismiss all claims made against each other.